UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) June 13, 2005
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                     General Environmental Management, Inc.
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             (Exact name of registrant as specified in its charter)



          NEVADA                   33-55254-38              87-0485313
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(State or other jurisdiction       (Commission              (IRS Employer
       of incorporation)           File Number)             Identification No.)



3191 TEMPLE AVENUE, SUITE 250 POMONA, CALIFORNIA                    91768
    (Address of principal executive offices)                      (Zip Code)

         Registrant's telephone number, including area code 909-444-9500
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                                   (Former name or former address, if changed
since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.


     (b)  Cabell  F.  Cobbs,  Chief  Financial  Officer   (principal   financial
          officer), submitted his resignation on June 13, 2005 to be effective June 30, 2005.

     (c) (1) Brett Clark has been appointed Chief Financial Officer (principal financial officer) effective July 1, 2005. (2) Mr. Clark has over twenty years experience in manufacturing and distribution companies, most recently as Chief Financial Officer for Day Runner, Inc. (2003 to
          2005), Tru Circle Corporation (2000 to 2002) and Adams Rite Aerospace (1997 - 2000). Prior to this he held the position of Group Controller for a publicly held Fortune 500 manufacturer. Before entering private industry, Mr. Clark worked in the Los Angeles office of Deloitte and Touche.

     Mr. Clark has not been a director in any reporting company during the last five years and has no family relationships to any directors, executive officers, or persons nominated or chosen by the issuer to become directors or executive officers.

     Over the past six months, Mr. Clark was a financial consultant to the company and received approximately $72,000 in fees.

     (3) Mr. Clark's employment is at-will. He will receive a salary of $150,000 per year and will be eligible for a discretionary bonus. Mr. Clark will participate in the company's 2005 Equity Incentive Plan and receive 200,000 non-statutory stock options that vest over a four year period.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  GENERAL  ENVIRONMENTAL MANAGEMENT, INC.
                                            (Registrant)

Date  June 17, 2005
                                    /s/ Timothy J. Koziol,
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                                   Timothy J. Koziol, Chief Executive Officer

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